NAIC Growth Fund, Inc.
Semi-Annual Report
June 30, 1998







Contents
Report to Shareowners                                2
Statement of Assets and Liabilities                  3
Statement of Operations                              4
Statements of Changes in Net Assets                  5
Financial Highlights                                 6
Portfolio of Investments                             7
Notes to Financial Statements                        10
NAIC Growth Fund, Inc., Board of Directors           13
Shareowner Information                               14


































Report to Shareowners:
June 30, 1998



     After selling at a premium to the Net Asset Value that reached more than 56% at one time, the price of the NAIC Growth Fund as listed on the Chicago Stock Exchange has come back to a point where only a slight premium now exists. By June 30th, the stock was selling at $13.625 and the premium had been reduced to 9%. While this is not good news for those shareowners who purchased shares at a higher premium, the price appears to be more realistic when measured by the Net Asset Value. That figure has increased from year end, when it stood at $10.99, to $12.46 as of June 30th, an increase of 13.4%.
     The Fund managers made one sale during the first six months and that was brought on because of a merger. Faced with receiving a cash settlement later in the year for Dynatech Corporation, the decision was made to sell the 6,000 shares immediately, which resulted in a capital gain of slightly more than $165,000. It should be noted that we also will be faced with selling our 11,250 shares of ALLIED Group later in the year at a price of $48.25 because of the company being taken over. That will result in a capital gain of approximately $411,000.
     Additions to current positions made during the past six months include 1,000 Dallas Semiconductor; 5,000 Federal Signal; 2,000 O'Reilly Automotive and 1,000 Stryker Corporation. New positions were 3,000 Diebold; 4,000 EMC Corporation; 3,000 Intel and 6,000 Invacare.
     A semi-annual dividend of $0.07 per share was declared by the board of directors. It is payable August 3rd to shareowners of record on June 30, 1998.
     Following the end of the six month period, the stock market has continued to reach record levels, as measured by the popular averages. The Net Asset Value of the Fund has mirrored those increases.



Thomas E. O'Hara, Chairman          Kenneth S. Janke, President














NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 1998
(Unaudited)



ASSETS

Investment securities
   -at market value (cost $7,025,508)             $18,412,303
Short-term investments
   -at amortized cost                               1,999,733
Cash and cash equivalents                             411,904
Dividends and interest receivable                       6,113
Prepaid insurance                                       1,635

                                                   20,831,688

LIABILITIES

Dividends payable          114,130
Accounts payable           395,887                    510,017

TOTAL NET ASSETS                                  $20,321,671



SHAREHOLDERS' EQUITY

Common Stock-par value $0.001 per share;
      authorized 50,000,000 shares,
      outstanding 1,630,434 shares                     $1,630
Additional Paid-in Capital                          8,749,392
Undistributed net investment income                    18,214
Undistributed net realized gain
      on investments                                  165,640
Unrealized appreciation of investments             11,386,795

SHAREHOLDERS' EQUITY                              $20,321,671

NET ASSET VALUE PER SHARE                              $12.46

See notes to financial statements









NAIC Growth Fund, Inc.
Statement of Operations
For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME

      Interest                                      $  57,336
      Dividends                                       162,548

                                                      219,884
EXPENSES

     Advisory fees                          69,169
     Transfer agent & custodian fees        21,211
     Annual shareholders'  meeting           9,102
     Insurance                               9,809
     Audit fees                              7,500
     Printing                                3,150
     Directors' fees &  expenses             2,775
     Legal fees                              2,736
     Mailing & postage                       2,563
     Other fees & expenses                  11,924
     Less:     Advisory fees waived        (51,877)

     Net Expenses                                      88,062

        Net investment income                         131,822

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Realized gain on investments:
      Proceeds from sale of
      investment securities                276,809
      Cost of investment securities sold   111,169

         Net realized gain on investments             165,640

   Unrealized appreciation of investments:
      Unrealized appreciation
      at beginning of period             9,342,727
      Unrealized appreciation
      at end of period                  11,386,795
Increase in unrealized
  appreciation on investments                       2,044,068
            Net realized and unrealized
            gain on investments                     2,209,708

NET INCREASE FROM OPERATIONS                      $ 2,341,530

See notes to financial statements



NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
For the periods ended:

                            June 30, 1998     December 31, 1997
                             (Unaudited)

FROM OPERATIONS:

Net investment income         $131,822             $150,230
Net realized
  gain on investments          165,640              577,028
Net change in unrealized appreciation
    on investments           2,044,068            2,816,174
        Net increase from
          operations         2,341,530            3,543,432

DISTRIBUTION TO STOCKHOLDERS FROM:

Net investment income          114,130              155,619
Net realized gain from investment
     Transactions                    0              577,028
          Total distributions  114,130              732,647

FROM CAPITAL STOCK TRANSACTIONS:

Dividend reinvestment          459,005              423,948
Cash purchases                 299,961              612,787
          Net increase from capital stock
              Transactions     758,966            1,036,735
               Net increase
               in net assets 2,986,366            3,847,520

TOTAL NET ASSETS:

Beginning of period         17,335,305           13,487,785
End of period (including
 undistributed net  investment
 income of $18,214and
 $522, respectively)       $20,321,671          $17,335,305

SHARES:

Shares issued to common stockholders
     under the dividend reinvestment and
     cash purchase plan         53,446               89,346
Shares at beginning
  of period                  1,576,988            1,487,642

Shares at end of period      1,630,434            1,576,988




NAIC Growth Fund, Inc.
Financial Highlights
For the periods ended:

                June 30, 1998
                 (Unaudited)   1997  1996  1995   1994   1993

Net asset value at
  beginning of period $10.99   $9.07 $7.60 $5.75 $5.62  $5.42
Net investment income    .08     .10   .10   .08   .05    .04
Net realized and unrealized gain
   on investments       1.46    2.29  1.75  1.91   .13    .21

      Total from investment
          Operations    1.54    2.39  1.85  1.99   .18    .25

Distributions from:
  Net investment income (.07)   (.10) (.10) (.08) (.05)  (.04)
   Realized gains        .00    (.37) (.28) (.06)  .00   (.01)
    Total distributions (.07)   (.47) (.38) (.14) (.05)  (.05)


Net asset value at
  end of period       $12.46  $10.99  $9.07 $7.60 $5.75  $5.62

Per share market value,
        end of period
             Ask    13 3/4  15 1/4  9 3/4  7 1/8  4 3/4  5 5/8
             Bid    13 1/2  14 1/2  9 7/16 6 7/8  4 11/16 4 3/4

Total Investment Return (annualized):

 based on market   6/30/98
   value         (unaudited) 1997   1996    1995   1994   1993
   1 year         (12.83%) 58.50%  42.94%  49.70% (0.54%) 0.83%
   from inception  15.68%  17.84%  12.59%   7.85%  0.27%  0.50%
based on net asset value
   1 year          28.03%  26.43%  24.46%  34.60%  3.12%  4.65%
   from inception  14.54%  13.69%  11.92%   9.78%  4.92%  5.45%

Net Assets, end of period (mil)
    6/30/98    1997       1996       1995      1994       1993
  $20,321.7  $17,335.3  $13,487.8  $10,989.1  $8,316.6 $8,081.8

Ratios to average net assets (annualized):

Ratio of expenses
    to average
     net assets(a)  0.92%   0.96%   0.96%   1.19%  1.81%  2.00%
Ratio of net investment
   income to average
      net assets(a) 1.38%   0.96%   1.10%   1.16%  0.77%  0.63%


Portfolio turnover
 rate              1.31%   6.31%    5.93%  6.90%  6.56%  0.62%


(a)   In 1998, 1997, 1996, 1995 and 1994, the adviser
voluntarily waived either all or a portion of its fee. Had the adviser not done so in 1998, 1997, 1996, 1995 and 1994, the ratio of expenses to average net assets would have been 1.46%, 1.69%, 1.68%, 1.94% and 2.00%, and the ratio of net investment income to average net assets would have been 0.84%, 0.23%, 0.38%, 0.41% and 0.58%, respectively.











































NAIC Growth Fund, Inc.
Portfolio of Investments - June 30, 1998


%       Common Stock       Shares        Cost          Market



2.1     Agriculture

Monsanto                    7,500       65,339        419,062


2.1     Auto Replacement

Dana Corp.                  4,000       53,250        214,000
O'Reilly Auto. *            6,000      140,375        216,000


8.9     Banking

Citicorp                    4,000       79,167        597,000
Comerica Inc.               3,000       58,750        198,375
First Chicago NBD           2,000       64,750        177,250
Synovus Financial          16,875       81,125        400,781
Huntington Banc.           13,207       91,093        442,435


2.6     Building Products

Clayton Homes              10,000      131,981        190,000
Johnson Controls            6,000       96,895        343,125


3.3     Chemicals

OM Group                    6,000      195,562        247,500
RPM                        12,500      119,125        212,500
Sigma Aldrich               5,000       94,938        175,625
Solutia                     1,500        6,109         43,031





2.0     Computers

EMC Corp. *                 4,000      116,000        179,250
IBM                         2,000       99,387        229,625





3.5     Consumer Products

Colgate-Palmolive           4,000       98,500        352,000
Newell Co.                  7,000      153,000        348,688


4.9     Electrical Equipment

CBS Corp.                   5,000      102,438        158,750
Federal Signal             10,000      239,813        243,125
General Electric            4,000       56,000        363,500
Vishay Intertech. *        12,733      132,017        228,398


1.0     Electronics

Diebold                     3,000       87,187         86,625
Molex Inc.                  4,687       93,240        109,559


11.5     Ethical Drugs

Amer. Home Prod.            6,000       90,510       310,500
Bristol-Myers Squibb        3,000      106,538       344,813
Eli Lilly                   6,000       91,687       397,500
Johnson & Johnson           2,000       45,500       148,000
Merck & Co., Inc.           2,500       83,319       334,375
Pfizer Inc.                 4,000       58,750       434,750
Pharmacia & Upjohn          7,975      200,070       367,847


11.1      Financial Services

ALLIED Group               11,250      131,625       526,641
Beneficial Corp.            4,000      119,537       612,750
Cognizant Corp.             1,500       35,799        94,500
Household Intl.            15,000      123,313       746,250
State Street Boston         4,000       75,500       278,000


3.2     Food

ConAgra                     6,000       78,125       190,125
Heinz, H.J.                 3,000       67,250       168,375
McCormick & Co.             8,000      168,850       285,750


1.3     Grocery

Hannaford Bros.             6,000      138,562       264,000




4.0     Hospital Supplies

Biomet Corp.                7,000     122,250         231,438
Invacare                    6,000     152,500         153,750
Stryker Corp.               7,000     160,063         268,625
St. Jude Medical            4,500     100,125         165,656


0.7     Industrial Services

Donaldson Co.               6,000      37,588         141,750


0.6     Instruments

TSI Inc.                   15,000      48,375         121,875


3.5     Insurance

AFLAC                       7,500      51,875         227,344
Amer. Int'l. Group          3,375      79,053         492,750


2.7     Machinery

Cooper Industries           3,500     129,018         192,281
Emerson Electric            6,000     113,518         362,250




2.9     Multi Industry

Pentair                     3,000      23,875         127,500
Teleflex Inc.               6,000     145,187         228,000
Thermo Electron *           6,750     106,687         230,766


0.7     Office Equipment

American Bus. Prod.         7,000     158,000         143,500


0.9     Paper

Mead Corp.                  6,000      74,144         190,500


0.6     Petroleum

Kerr McGee                  2,000      95,250         115,750


1.8     Publishing

Reuters Group PLC           5,199      125,351        356,132


2.2     Restaurants

McDonald's                  6,000       83,125        414,000
Tricon Global               1,200       16,876         38,025


2.0     Semiconductor

Dallas Semiconductor        6,000      138,438        186,188
Intel                       3,000      228,563        222,375


4.1      Soft Drinks

Coca Cola                   4,000       82,250        342,000
PepsiCo                    12,000      205,374        494,250


2.5     Telecommunications

ADC Telecom. *              9,000       21,234        328,781
Cincinnati Bell             6,000       55,250        171,750


1.3   Transportation

Sysco Corp.                10,000      142,750        256,250


1.7     Utilities

Century Telephone           7,500      140,625        344,062


0.9     Water Treatment

Ionics *                    5,000      117,188        184,375



90.6                                $7,025,508    $18,412,303








     Short-term Investments

9.9     United States Treasury Bill,
              maturing 8/6/98                       1,999,733
2.0     Misc. Cash Equivalents                        411,904
11.9                                                2,411,637

     Total Investments                             20,823,940

(2.5)   All other assets less liabilities           (502,269)


  100.0%          Total Net Assets                $20,321,671




* non-income producing securities





See notes to financial statements






























NAIC Growth Fund, Inc.
Notes to Financial Statements

(1)  ORGANIZATION

The NAIC Growth Fund, Inc. (the  "Fund") was organized under
Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940.
The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions - Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.
Shareholders may elect to participate in the Dividend
Reinvestment and Cash Purchase Plan (see Note 4).

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost. Any discount or premium is amortized from the
date of acquisition to maturity.   Investment security
purchases and sales are accounted for on a trade date basis.

Federal Income Taxes - The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is based upon Federal income tax cost of portfolio investments as of June 30, 1998:



           Gross unrealized appreciation         $ 11,408,045
           Gross unrealized depreciation              (21,250)

             Net unrealized appreciation         $ 11,386,795

           Federal income tax cost               $  7,025,508

Expenses -The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first Ten Million Dollars of the Fund's average net assets, one and one-half percent (1 1/2%) of the next Twenty Million Dollars of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses shall be the responsibility of the Investment Adviser, and the pro rata portion of the estimated annual excess expenses will be offset against the Investment Adviser's monthly fee. A director of the Fund is of counsel to the Fund's legal counsel. Legal counsel has incurred $2,736 for ongoing legal services during the period.

(3)  MANAGEMENT ARRANGEMENTS

Investment Adviser
National Association of Investors Corporation serves as the Fund's Investment Adviser subject to the Investment Advisory Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund.

For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000. The Adviser has voluntarily waived $51,877 of its total fee of $69,169 for the period ended june 30, 1998.

Plan Agent
Michigan National Bank (MNB) serves as the Fund's custodian pursuant to the Custodian Agreement. As the Fund's custodian, MNB receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. Boston EquiServe serves as the Fund's transfer agent and dividend disbursing agent pursuant to the Transfer Agency and Dividend Disbursement Agreements. Boston EquiServe receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund has a Dividend Reinvestment and Cash Purchase Plan
(the "Plan") which allows shareholders to reinvest dividends paid and make additional contributions.

Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareholders who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareholder participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREHOLDERS

On May 14, 1998, a distribution of $0.07 per share aggregating
$114,130 was declared from net investment income. The dividend was paid August 3, 1998, to shareholders of record June 30, 1998.


(6)  INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term securities for the period ended June 30, 1998, were $828,811 and $111,169, respectively.

(7)  FINANCIAL HIGHLIGHTS

The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These Financial Highlights have been derived from the financial statements of the Fund and other information for the periods presented. The Total Investment Return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.

















































NAIC Growth Fund, Inc.
Board of Directors


Thomas E. O'Hara
Chairman,
Bloomfield Hills, MI


Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI


Cynthia P. Charles
Director,
Ambler, PA


Carl A. Holth
Director,
Clinton Twp., MI


Kenneth S. Janke
President,
Bloomfield Hills, MI


Benedict J. Smith
Director,
Birmingham, MI


James M. Lane
Director,
Grosse Pointe Farms, MI


Peggy L. Schmeltz
Director,
Bowling Green, OH












Shareowner Information


The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago Stock Exchange is GRF.

The dividend reinvestment plan allows shareowners to automatically reinvest dividends in Fund common stock with little or no commissions. Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from Boston EquiServe., P.O. Box 8204, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write Boston EquiServe., P.O. Box 8204, Boston,
Massachusetts 02266.  Telephone 1-800-257-1770.

Shareowners or individuals wanting general information or having questions, write NAIC, P.O. Box 220, Royal Oak, Michigan
48068.  Telephone 248-583-6242 Ext. 322.